Exhibit 99.2
Employers Holdings, Inc.
Fourth Quarter and Full Year 2022
Financial Supplement

February 16, 2023

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

3	Consolidated Financial Highlights

4	Summary Consolidated Balance Sheets

5	Summary Consolidated Income Statements

6-9	Net Income Before Income Taxes by Segment

10	Return on Equity

11	Roll-forward of Unpaid Losses and LAE

12	Consolidated Investment Portfolio

13	Book Value Per Share

14	Earnings Per Share

15	Non-GAAP Financial Measures

16	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2022	2021	% change	2022	2021	% change
Selected financial highlights:
Gross premiums written	$173.8	$142.0	22%	$714.2	$589.7	21%
Net premiums written	171.9	140.4	22	707.2	583.1	21
Net premiums earned	181.1	156.4	16	675.2	574.4	18
Net investment income	27.0	17.7	53	89.8	72.7	24
Net income before impact of the LPT(1)	45.2	49.5	(9)	40.1	107.8	(63)
Adjusted net income(1)	34.4	29.8	15	81.0	67.9	19
Net income before income taxes	55.9	68.4	(18)	55.8	147.0	(62)
Net income	47.2	54.8	(14)	48.4	119.3	(59)
Comprehensive income (loss)	67.2	37.0	82	(151.1)	64.8	(333)
Total assets				3,716.7	3,783.2	(2)
Stockholders' equity				944.2	1,213.1	(22)
Stockholders' equity including the Deferred Gain(2)				1,050.3	1,327.5	(21)
Adjusted stockholders' equity(2)				1,189.2	1,266.9	(6)
Annualized adjusted return on stockholders' equity(3)	11.6%	9.5%	22%	6.6%	5.5%	20
Amounts per share:
Cash dividends declared per share	$1.51	$0.25	504%	$3.28	$1.00	228%
Earnings per diluted share(4)	1.72	1.94	(11)	1.75	4.17	(58)
Earnings per diluted share before impact of the LPT(4)	1.65	1.76	(6)	1.45	3.77	(62)
Adjusted earnings per diluted share(4)	1.25	1.06	18	2.93	2.37	24
Book value per share(2)				34.76	43.73	(21)
Book value per share including the Deferred Gain(2)				38.67	47.85	(19)
Adjusted book value per share(2)				43.78	45.67	(4)
Financial information by Segment(5):
Net income (loss) before income taxes:
Employers	$58.7	$69.7	(16)%	$75.3	$161.3	(53)%
Cerity	(1.6)	(2.4)	33	(9.9)	(9.6)	(3)
Corporate and Other	(1.2)	1.1	(209)%	(9.6)	(4.7)	(104)

(1) See Page 5 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 10 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 14 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 6-9 for details and Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2022	December 31, 2021
ASSETS
Available for sale:
Investments, cash and cash equivalents	$2,658.2	$2,811.3
Accrued investment income	19.0	14.5
Premiums receivable, net	305.9	244.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	451.3	483.8
Deferred policy acquisition costs	48.3	43.7
Deferred income taxes, net	62.7	—
Contingent commission receivable—LPT Agreement	13.9	13.9
Other assets	157.4	171.3
Total assets	$3,716.7	$3,783.2

LIABILITIES
Unpaid losses and LAE	$1,960.7	$1,981.2
Unearned premiums	339.5	304.7
Commissions and premium taxes payable	58.2	42.1
Deferred Gain	106.1	114.4
FHLB Advances (1)	182.5	—
Other liabilities	125.5	127.7
Total liabilities	$2,772.5	$2,570.1

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$415.2	$411.3
Retained earnings	1,295.6	1,338.5
Accumulated other comprehensive (loss) income, net	(138.9)	60.6
Treasury stock, at cost	(627.7)	(597.3)
Total stockholders’ equity	944.2	1,213.1
Total liabilities and stockholders’ equity	$3,716.7	$3,783.2

Stockholders' equity including the Deferred Gain (2)	$1,050.3	$1,327.5
Adjusted stockholders' equity (2)	1,189.2	1,266.9
Book value per share (2)	$34.76	$43.73
Book value per share including the Deferred Gain (2)	38.67	47.85
Adjusted book value per share (2)	43.78	45.67

(1) FHLB = Federal Home Loan Bank
(2) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenues:
Net premiums earned	$181.1	$156.4	$675.2	$574.4
Net investment income	27.0	17.7	89.8	72.7
Net realized and unrealized gains (losses) on investments(1)	13.7	25.0	(51.8)	54.6
Other income	—	0.7	0.3	1.4
Total revenues	221.8	199.8	713.5	703.1
Expenses:
Losses and LAE incurred	(91.2)	(70.7)	(391.0)	(315.2)
Commission expense	(26.0)	(21.4)	(95.9)	(76.1)
Underwriting and general and administrative expenses	(46.7)	(39.2)	(167.3)	(160.2)
Interest and financing expenses	(2.0)	(0.1)	(3.5)	(0.5)
Other expenses	—	—	—	(4.1)
Total expenses	(165.9)	(131.4)	(657.7)	(556.1)
Net income before income taxes	55.9	68.4	55.8	147.0
Income tax expense	(8.7)	(13.6)	(7.4)	(27.7)
Net income	47.2	54.8	48.4	119.3
Unrealized AFS investment gains (losses) arising during the period, net of tax	19.9	(17.4)	(202.3)	(51.3)
Reclassification adjustment for realized AFS investment gains (losses) in net income, net of tax	0.1	(0.4)	2.8	(3.2)
Total Comprehensive income (loss)	$67.2	$37.0	$(151.1)	$64.8
Net income	$47.2	$54.8	$48.4	$119.3
Amortization of the Deferred Gain - losses	(1.7)	(1.7)	(6.8)	(6.7)
Amortization of the Deferred Gain - contingent commission	(0.3)	(0.5)	(1.5)	(1.7)
LPT reserve adjustment	—	(2.6)	—	(2.6)
LPT contingent commission adjustments	—	(0.5)	—	(0.5)
Net income before impact of the LPT Agreement (2)	$45.2	$49.5	$40.1	$107.8
Net realized and unrealized (gains) losses on investments	(13.7)	(25.0)	51.8	(54.6)
Non-recurring severance costs and asset impairment charges	—	—	—	4.1
Income tax expense (benefit) related to items excluded from Net income	2.9	5.3	(10.9)	10.6
Adjusted net income (2)	$34.4	$29.8	$81.0	$67.9

(1) Includes unrealized gains (losses) on equity securities and other invested assets of $16.9 million and $23.6 million for the three months ended December 31 2022 and 2021, respectively, and $(72.3) million and $34.9 million for the year ended December 31, 2022 and 2021, respectively
(2) See Page 15 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

Year Ended December 31, 2022		Employers	Cerity	Corporate and Other	Consolidated
Gross premiums written		$707.5	$6.7	$—	$714.2
Net premiums written		700.5	6.7	—	707.2

Net premiums earned	A	672.1	3.1	—	675.2
Net investment income		82.1	4.1	3.6	89.8
Net realized and unrealized losses on investments		(44.0)	(1.3)	(6.5)	(51.8)
Other income		0.3	—	—	0.3
Total revenues		710.5	5.9	(2.9)	713.5

Losses and LAE incurred	B	(397.5)	(1.8)	8.3	(391.0)
Commission expense	C	(95.8)	(0.1)	—	(95.9)
Underwriting expenses	D	(138.9)	(13.9)	—	(152.8)
General and administrative expenses		—	—	(14.5)	(14.5)
Interest and financing expenses		(3.0)	—	(0.5)	(3.5)
Total expenses		(635.2)	(15.8)	(6.7)	(657.7)
Net income (loss) before income taxes		$75.3	$(9.9)	$(9.6)	$55.8

Underwriting income (loss)	A+B+C+D	$39.9	$(12.7)

Loss and LAE expense ratio:
Current year		64.1%	n/m
Prior years		(5.0)	n/m
Loss and LAE ratio		59.1	n/m
Commission expense ratio		14.3	n/m
Underwriting expense ratio		20.7	n/m
Combined ratio		94.1%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

Year Ended December 31, 2021		Employers	Cerity	Corporate and Other	Consolidated
Gross premiums written		$588.2	$1.5	$—	$589.7
Net premiums written		581.6	1.5	—	583.1

Net premiums earned	A	573.7	0.7	—	574.4
Net investment income		69.3	2.8	0.6	72.7
Net realized and unrealized gains (losses) on investments		54.5	0.3	(0.2)	54.6
Other income		1.4	—	—	1.4
Total revenues		698.9	3.8	0.4	703.1

Losses and LAE incurred	B	(326.2)	(0.5)	11.5	(315.2)
Commission expense	C	(76.1)	—	—	(76.1)
Underwriting expenses	D	(131.2)	(12.9)	—	(144.1)
General and administrative expenses		—	—	(16.1)	(16.1)
Interest and financing expenses		—	—	(0.5)	(0.5)
Other expenses		(4.1)	—	—	(4.1)
Total expenses		(537.6)	(13.4)	(5.1)	(556.1)
Net income (loss) before income taxes		$161.3	$(9.6)	$(4.7)	$147.0

Underwriting income (loss)	A+B+C+D	$40.2	$(12.7)

Loss and LAE expense ratio:
Current year		63.8%	n/m
Prior years		(6.9)	—
Loss and LAE ratio		56.9	n/m
Commission expense ratio		13.3	n/m
Underwriting expense ratio		22.9	n/m
Combined ratio		93.1%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

Three Months Ended December 31, 2022		Employers	Cerity	Corporate and Other	Consolidated
Gross premiums written		$170.6	$3.2	$—	$173.8
Net premiums written		168.8	3.1	—	171.9

Net premiums earned	A	180.0	1.1	—	181.1
Net investment income		24.3	1.4	1.3	27.0
Net realized and unrealized gains on investments		12.0	0.3	1.4	13.7
Total revenues		216.3	2.8	2.7	221.8

Losses and LAE incurred	B	(92.7)	(0.5)	2.0	(91.2)
Commission expense	C	(26.1)	0.1	—	(26.0)
Underwriting expenses	D	(37.0)	(4.0)	—	(41.0)
General and administrative expenses		—	—	(5.7)	(5.7)
Interest and financing expenses		(1.8)	—	(0.2)	(2.0)
Total expenses		(157.6)	(4.4)	(3.9)	(165.9)
Net income (loss) before income taxes		$58.7	$(1.6)	$(1.2)	$55.9

Underwriting income (loss)	A+B+C+D	$24.2	$(3.3)

Loss and LAE expense ratio:
Current year		64.3%	n/m
Prior years		(12.8)	n/m
Loss and LAE ratio		51.5	n/m
Commission expense ratio		14.5	n/m
Underwriting expense ratio		20.6	n/m
Combined ratio		86.6%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

Three Months Ended December 31, 2021		Employers	Cerity	Corporate and Other	Consolidated
Gross premiums written		$141.5	$0.5	$—	$142.0
Net premiums written		139.9	0.5	—	140.4

Net premiums earned	A	156.1	0.3	—	156.4
Net investment income		16.7	0.7	0.3	17.7
Net realized and unrealized gains on investments		24.8	0.1	0.1	25.0
Other income		0.7	—	—	0.7
Total revenues		198.3	1.1	0.4	199.8

Losses and LAE incurred	B	(75.9)	(0.2)	5.4	(70.7)
Commission expense	C	(21.4)	—	—	(21.4)
Underwriting expenses	D	(31.3)	(3.3)	—	(34.6)
General and administrative expenses		—	—	(4.6)	(4.6)
Interest and financing expenses		—	—	(0.1)	(0.1)
Total expenses		(128.6)	(3.5)	0.7	(131.4)
Net income (loss) before income taxes		$69.7	$(2.4)	$1.1	$68.4

Underwriting income (loss)	A+B+C+D	$27.5	$(3.2)

Loss and LAE expense ratio:
Current year		64.2%	n/m
Prior years		(15.6)	—
Loss and LAE ratio		48.6	n/m
Commission expense ratio		13.7	n/m
Underwriting expense ratio		20.1	n/m
Combined ratio		82.4%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Years Ended
		December 31,		December 31,
		2022	2021	2022	2021

Net income	A	$47.2	$54.8	$48.4	$119.3
Impact of the LPT Agreement		(2.0)	(5.3)	(8.3)	(11.5)
Net realized and unrealized (gains) losses on investments		(13.7)	(25.0)	51.8	(54.6)
Non-recurring severance costs and asset impairment charges		—	—	—	4.1
Income tax expense (benefit) related to items excluded from Net income		2.9	5.3	(10.9)	10.6
Adjusted net income(1)	B	$34.4	$29.8	$81.0	$67.9

Stockholders' equity - end of period		$944.2	$1,213.1	$944.2	$1,213.1
Stockholders' equity - beginning of period		919.0	1,189.9	1,213.1	1,212.8
Average stockholders' equity	C	$931.6	$1,201.5	$1,078.7	$1,213.0

Stockholders' equity - end of period		$944.2	$1,213.1	$944.2	$1,213.1
Deferred Gain - end of period		106.1	114.4	106.1	114.4
Accumulated other comprehensive loss (income), before taxes - end of period		175.8	(76.7)	175.8	(76.7)
Income tax related to accumulated other comprehensive (loss) income - end of period		(36.9)	16.1	(36.9)	16.1
Adjusted stockholders' equity - end of period		1,189.2	1,266.9	1,189.2	1,266.9
Adjusted stockholders' equity - beginning of period		1,186.0	1,230.7	1,266.9	1,223.1
Average adjusted stockholders' equity(1)	D	$1,187.6	$1,248.8	$1,228.1	$1,245.0

Return on stockholders' equity	A / C	5.1%	4.6%	4.5%	9.8%
Annualized return on stockholders' equity		20.3	18.2

Adjusted return on stockholders' equity(1)	B / D	2.9	2.4	6.6	5.5
Annualized adjusted return on stockholders' equity(1)		11.6	9.5

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2022	2021	2022	2021

Unpaid losses and LAE at beginning of period	$1,979.9	$2,002.1	$1,981.2	$2,069.4
Less reinsurance recoverable on unpaid losses and LAE	456.4	478.4	476.9	497.0
Net unpaid losses and LAE at beginning of period	1,523.5	1,523.7	1,504.3	1,572.4
Losses and LAE incurred:
Current year	116.5	100.3	432.8	366.5
Prior years - voluntary business	(22.5)	(23.0)	(32.1)	(38.0)
Prior years - involuntary business	(0.7)	(1.2)	(1.4)	(1.8)
Total losses incurred	93.3	76.1	399.3	326.7
Losses and LAE paid:
Current year	42.1	34.0	92.5	76.6
Prior years	59.4	61.5	295.8	318.2
Total paid losses	101.5	95.5	388.3	394.8
Net unpaid losses and LAE at end of period	1,515.3	1,504.3	1,515.3	1,504.3
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	445.4	476.9	445.4	476.9
Unpaid losses and LAE at end of period	$1,960.7	$1,981.2	$1,960.7	$1,981.2
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $2.0 million and $5.3 million for the three months ended December 31, 2022 and 2021, respectively, and $8.3 million and $11.5 million for the year ended December 31, 2022 and 2021, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2022				December 31, 2021
Investment Positions:	Cost or Amortized Cost(1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,366.7	$(175.9)	$2,186.3	82%	$2,342.7	83%
Equity securities	150.9	52.8	203.7	8	344.4	12
Other invested assets	54.4	5.3	59.7	2	38.4	1
Short-term investments	119.1	—	119.1	4	10.5	—
Cash and cash equivalents	89.2	—	89.2	3	75.1	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,780.5	$(117.8)	$2,658.2	100%	$2,811.3	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and Agencies	$97.3	$(4.4)	$92.9	4%	$68.1	3%
States and Municipalities	326.7	(9.1)	317.6	15	436.1	19
Corporate Securities	963.4	(92.5)	868.1	40	1,080.3	46
Mortgage-Backed Securities	465.0	(49.7)	415.3	19	414.1	18
Asset-Backed Securities	74.0	(7.9)	66.1	3	68.5	3
Collateralized loan obligations	268.1	(7.2)	260.9	12	85.4	4
Bank loans and other	172.2	(5.1)	165.4	8	190.2	8
Total fixed maturity securities	$2,366.7	$(175.9)	$2,186.3	100%	$2,342.7	100%

Weighted average ending book yield	3.9%	3.0%
Average credit quality (S&P)	A	A+
Duration	3.9	3.4
(1) Amortized cost excludes an allowance for current expected credit losses (CECL) of $4.5 million

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2022	December 31, 2021
Numerators:
Stockholders' equity	A	$944.2	$1,213.1
Deferred Gain		106.1	114.4
Stockholders' equity including the Deferred Gain(1)	B	1,050.3	1,327.5
Accumulated other comprehensive loss (income), before taxes		175.8	(76.7)
Income taxes related to accumulated other comprehensive (loss) income, before taxes		(36.9)	16.1
Adjusted stockholders' equity(1)	C	$1,189.2	$1,266.9

Denominator (shares outstanding)	D	27,160,748	27,741,400

Book value per share(1)	A / D	$34.76	$43.73
Book value per share including the Deferred Gain(1)	B / D	38.67	47.85
Adjusted book value per share(1)	C / D	43.78	45.67

Cash dividends declared per share		$3.28	$1.00

YTD Change in:(2)
Book value per share		(13.0)%	5.3%
Book value per share including the Deferred Gain		(12.3)	4.3
Adjusted book value per share		3.0	9.0

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2022	2021	2022	2021
Numerators:
Net income	A	$47.2	$54.8	$48.4	$119.3
Impact of the LPT Agreement		(2.0)	(5.3)	(8.3)	(11.5)
Net income before impact of the LPT (1)	B	$45.2	$49.5	$40.1	$107.8
Net realized and unrealized (gains) losses on investments		(13.7)	(25.0)	51.8	(54.6)
Non-recurring severance costs and asset impairment charges		—	—	—	4.1
Income tax expense (benefit) related to items excluded from Net income		2.9	5.3	(10.9)	10.6
Adjusted net income (1)	C	$34.4	$29.8	$81.0	$67.9

Denominators:
Average common shares outstanding (basic)	D	27,258,246	27,931,565	27,503,941	28,289,118
Average common shares outstanding (diluted)	E	27,435,134	28,178,237	27,680,988	28,600,993

Earnings per share:
Basic	A / D	$1.73	$1.96	$1.76	$4.22
Diluted	A / E	1.72	1.94	1.75	4.17

Earnings per share before impact of the LPT:(1)
Basic	B / D	$1.66	$1.77	$1.46	$3.81
Diluted	B / E	1.65	1.76	1.45	3.77

Adjusted earnings per share:(1)
Basic	C / D	$1.26	$1.07	$2.95	$2.40
Diluted	C / E	1.25	1.06	2.93	2.37

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 5 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 13 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 13 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 10 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 13 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment is defined as traditional business offered through the EMPLOYERS brand name through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.